Exhibit 10.2
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

TIAA BANK
301 W. Bay Street
Jacksonville, FL 32202

Home Point Financial Corporation
2211 Old Earhart Road, Suite 250
Ann Arbor MI 48105
Attention: [***]
Email: [***]

Re:     Fifth Amendment to the Amended and Restated Master Repurchase Agreement and Amended and Restated Pricing Letter (“Fifth Amendment”).
Ladies and Gentlemen:
This Fifth Amendment, effective as of September 17, 2021 (the “Amendment Effective Date”), amends that certain Amended and Restated Pricing Letter dated September 18, 2020, as amended, (the “Pricing Letter”), and that Amended and Restated Master Repurchase Agreement dated September 18, 2020, as amended (the “Repurchase Agreement”), by and between Home Point Financial Corporation (the “Seller), TIAA, FSB, formerly known as EverBank (as Administrative Agent for the Buyers and as “Buyer”) and Capital One, National Association (as “Buyer”). The Repurchase Agreement and Pricing Letter are sometimes collectively referred to herein as the “Agreement”.
WHEREAS, Seller and Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.     Amendments.

    (a)    Sections 1, 2, and 3 of the Pricing Letter are hereby amended and restated in the entirety as follows:

[***]

    (b)    Section 3(c) of the Repurchase Agreement is amended and restated in its entirety as follows:

        “(c) Reserved.”

    (c)    Section 3(d)(i) of the Repurchase Agreement is amended and restated in its entirety as follows:

        “(d)(i) If Seller wishes to enter into a Transaction hereunder with Buyers, Seller shall deliver a Transaction Request to the Administrative Agent through the TIAA Bank Warehouse Electronic System as specified in the TIAA Bank Warehouse Customer Guide and to Custodian as specified in the Custodial Agreement prior to entering into any Transaction. Such Transaction Request shall include all information required by the Administrative Agent pursuant to the TIAA Bank Warehouse Customer Guide and by Custodian pursuant to the Custodial Agreement. Following receipt of such request, Buyers, through the Administrative Agent, may, for any Mortgage Loans, agree to enter into such requested Transaction, in which case Buyers, through the Administrative Agent will fund the Purchase Price therefor as contemplated in this Agreement. Buyers’ funding the Purchase Price of the Transaction, and Seller’s acceptance thereof, will constitute the parties agreement to enter into such Transaction. Buyers, through the Administrative Agent shall confirm the terms of each Transaction on the TIAA Bank Warehouse Electronic System, including information that sets forth (A) the Purchase Date, (B) the Purchase Price, (C) the Repurchase Date, (D) the Pricing Rate applicable to the Transaction, (E) the applicable Purchase Price Percentages, and (F) additional terms or conditions not inconsistent with this Agreement; provided that Administrative Agent’s failure to enter the information into the TIAA Bank Warehouse Electronic System shall not affect the obligations of Seller with respect to such Transaction. This Agreement is not a commitment by any Buyer to enter into Transactions with Seller but rather sets forth the procedures to be used in connection with periodic requests for the Buyers to enter into Transactions with Seller. Seller hereby acknowledges that no Buyer is under any obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement.”

(d)    Section 2 of the Repurchase Agreement is amended to delete the following definitions: “Swing Line Limit” and “Swing Line Refunding Due Date”.

(e)    Section 2 of the Repurchase Agreement is amended to delete the following language from the definition of “Swing Line”: “provided for in Section 3(c)”.

Section 2.    No Commitment. The Agreement does not constitute a commitment by any Buyer to enter into Transactions under the Agreement. The parties acknowledge that each Buyer will enter into Transactions with Seller in such Buyer’s sole discretion and subject to satisfaction of all terms and conditions of the Agreement.
Section 3.    Certain Financial Condition Covenants. Without limiting any provision set forth in the Agreement, Seller shall comply with the following covenants, each to be tested on each Test Date occurring prior to the Termination Date:

a)Maintenance of Adjusted Tangible Net Worth. Seller shall have an Adjusted Tangible Net Worth of not less than [***].
b)Maintenance of Ratio of Adjusted Indebtedness to Adjusted Tangible Net Worth. Seller shall have a ratio of Adjusted Indebtedness to Adjusted Tangible Net Worth of no greater than [***].
c)Maintenance of Liquidity. Borrower shall ensure that it has cash and Cash Equivalents (excluding Restricted Cash or cash pledged to Persons other than Bank), in an amount not less than [***].
d)Maintenance of Profitability. Seller shall not permit its Covenant Net Income to be (on a pre-tax basis) [***].
SECTION 2.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.
SECTION 3.Fees. In addition to the fees contemplated by the Agreement, the Seller shall pay the Warehouse Fees as and when required hereunder.
SECTION 4.Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Fifth Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
SECTION 5.Representations. In order to induce Buyers to execute and deliver this Fifth Amendment, Seller hereby represents and warrants to Buyers that as of the date hereof, except as otherwise expressly waived by Buyers in writing, Seller is in full compliance with all of the terms and conditions of the Facility Documents, including without limitation all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.
SECTION 6.GOVERNING LAW. THIS FIFTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS FIFTH AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.

SECTION 7.Counterparts. This Fifth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Fifth Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Fifth Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

[Space below intentionally blank; signatures follow on next page.]

IN WITNESS WHEREOF, Administrative Agent, the Buyers and Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the date first above written.

TIAA, FSB, formerly known as EVERBANK, as Administrative Agent and a Buyer

By:	/s/ Mark Bucior

Name:	Mark Bucior
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Buyer

By:	/s/ Paul Spiridigliozzi

Name:	Paul Spiridigliozzi
Title:	Managing Director

HOME POINT FINANCIAL CORPORATION, as Seller

By:	/s/ Joseph Ruhlin

Name:	Joseph Ruhlin
Title:	Treasurer